UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         September 1, 2004

CROWN PACIFIC PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	0-24976	93-1161833
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 SW Broadway Street, Suite 1500 Portland, Oregon	97205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-274-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CROWN PACIFIC PARTNERS, L.P.

FORM 8-K

INDEX

Item	Description

Item 2.01	Completion of Acquisition or Disposition of Assets

Item 9.01	Financial Statements and Exhibits

Signatures

Item 2.01.  Completion of Acquisition or Disposition of Assets

On September 1, 2004, we completed the sale of our Manufacturing Segment operations to Interfor Pacific Inc. and Prineco Inc. as assignees of International Forest Products Limited (“Interfor”), a company headquartered in Vancouver, British Columbia.  The Manufacturing Segment consisted of sawmills located in Port Angeles and Marysville, Washington and Gilchrist, Oregon, as well as an idle sawmill property located in Prineville, Oregon, and a short-line railroad company located in Gilchrist, Oregon.  Interfor purchased all of the assets, and assumed certain of the liabilities, associated with these operations.  The aggregate sale price was approximately $74.1 million in cash, including approximately $16.9 million for estimated current assets, which is subject to a post-closing adjustment process.

In addition to the asset purchase agreements and related amendments for the above asset sale, we have also filed with this Form 8-K as exhibits 10.6, 10.7, 10.8, 10.9 and 10.10, asset purchase agreements and related amendments for the dispositions of our Reno, Nevada and Phoenix, Arizona operations of our Alliance Lumber Segment.  These transactions were disclosed in Item 5 of our Form 10-Q for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on August 9, 2004.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith and this list is intended to constitute the exhibit index:

10.1	Asset Purchase Agreement (Mills), dated July 9, 2004, by and between Crown Pacific Limited Partnership and International Forest Products Limited.
10.2	Amendment No. 1, dated August 18, 2004, to Asset Purchase Agreement (Mills), dated July 9, 2004, by and between Crown Pacific Limited Partnership and International Forest Products Limited.
10.3	Amendment No. 2, dated August 23, 2004, to Asset Purchase Agreement (Mills), dated July 9, 2004, by and between Crown Pacific Limited Partnership and International Forest Products Limited.
10.4	Purchase Agreement (KNRC/Equipment Leases), dated July 9, 2004, by and between Crown Pacific Partners, L.P. and International Forest Products Limited.
10.5	Amendment No. 1, dated August 18, 2004, to Purchase Agreement (KNRC/Equipment Leases), dated July 9, 2004, by and between Crown Pacific Partners, L.P. and International Forest Products Limited.
10.6	Asset Purchase Agreement, dated June 2, 2004, by and between Crown Pacific Limited Partnership and Reno Lumber.
10.7	Amendment No. 1, dated June 18, 2004, to Asset Purchase Agreement, dated June 2, 2004, by and between Crown Pacific Limited Partnership and Reno Lumber.
10.8	Amendment, dated July 20, 2004, to Asset Purchase Agreement, dated June 2, 2004, by and between Crown Pacific Limited Partnership and Reno Lumber.
10.9	Asset Purchase Agreement, dated June 21, 2004, by and among Crown Pacific Limited Partnership, Crown Pacific Partners, L.P. and ALC Acquisition LLC.
10.10	Amendment No. 1, dated August 2, 2004, to Asset Purchase Agreement, dated June 21, 2004, by and among Crown Pacific Limited Partnership, Crown Pacific Partners, L.P. and ALC Acquisition LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 1, 2004	CROWN PACIFIC PARTNERS, L.P.

		By:	Crown Pacific Management Limited Partnership, as General Partner

		By:	/s/ Steven E. Dietrich
Steven E. Dietrich
Senior Vice President, Chief Financial Officer and Treasurer (Duly Authorized Officer and Principal Financial and Accounting Officer)